RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Taylor Morrison Communities Inc and Taylor Morrison Holdings II Inc. (TAYMON 5.875% April 15, 2023 144A), Cusip 87724LAA3

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $617,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $16,456,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/01/2015

11.	Date offering commenced: 04/01/2015

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Hexion Inc (HXN 10.00% April 15, 2020 144A), Cusip 42829LAA2

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $455,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $19,189,000

7.	Aggregate principal amount of offering: $315,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/02/2015

11.	Date offering commenced: 04/02/2015

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Century Communities (CEMMZ 6.875% May 15, 2022 144A), Cusip 156504AC6

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $687,820

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $8,430,708

7.	Aggregate principal amount of offering: $58,956,000

8.	Purchase price (net of fees and expenses): $98.26

9.	Offering price at close of first day on which any sales were made: $98.26

10.	Date of Purchase: 04/06/2015

11.	Date offering commenced: 04/06/2015

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ryman/RHP Hotel Properties, LP and RHP Finance Corp. (RHP 5.00% April 15, 2023 144A), Cusip 749571AC9

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $305,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $28,175,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/09/2015

11.	Date offering commenced: 04/09/2015

12.	Commission, spread or profit: 1.48%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Fiat Chrysler Automobiles N.V. (FCAIM 4.50% April 15, 2020 144A), Cusip 31562QAA5

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $1,186,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $54,535,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/09/2015

11.	Date offering commenced: 04/09/2015

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Fiat Chrysler Automobiles N.V. (FCAIM 5.25% April 15, 2023 144A), Cusip 31562QAD9

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $819,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $31,165,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/09/215

11.	Date offering commenced: 04/09/215

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.125% May 1, 2023 144A), Cusip 1248EPBF9

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $442,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $38,211,000

7.	Aggregate principal amount of offering: $1,150,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/13/2015

11.	Date offering commenced: 4/13/2015

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.375% May 1, 2025 144A), Cusip 1248EPBG7

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $435,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $35,779,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/13/2015

11.	Date offering commenced: 04/13/2015

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Level 3 Financing Inc (LVLT 5.125% May 1, 2023 144A), Cusip 527298BE2

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $450,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $55,118,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/14/2015

11.	Date offering commenced: 4/14/2015

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Level 3 Financing Inc (LVLT 5.375% May 1, 2025 144A), Cusip 527298BG7

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $1,575,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $100,547,000

7.	Aggregate principal amount of offering: $800,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/15/2015

11.	Date offering commenced: 4/15/2015

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Davita HealthCare Partners Inc. (DVA 5.00% May 1, 2025), Cusip 23918KAR9

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $1,125,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $64,935,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/14/2015

11.	Date offering commenced: 04/14/2015

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Levi Strauss & Co. (LEVI 5.00% May 1, 2025 144A), Cusip 52736RBF8

3.	Underwriter from whom purchased: BofA Merrill Lynch.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $545,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $14,165,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/20/2015

11.	Date offering commenced: 04/20/2015

12.	Commission, spread or profit: 1.30%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Lennar Corporation (LEN 4.75% May 30, 2025), Cusip 526057BV5

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $725,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $21,465,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/21/2015

11.	Date offering commenced: 04/21/2015

12.	Commission, spread or profit: 0.75%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: ZF NA Capital (ZFFNGR 4.00% April 29, 2020 144A), Cusip 98877DAA3

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $883,027

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $32,946,461

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $99.440

9.	Offering price at close of first day on which any sales were made: $99.440

10.	Date of Purchase: 04/24/2015

11.	Date offering commenced: 04/24/2015

12.	Commission, spread or profit: 0.80%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: ZF NA Capital (ZFFNGR 4.50% April 29, 2022 144A), Cusip 98877DAB1

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $664,049

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $46,855,683

7.	Aggregate principal amount of offering: $992,600,000

8.	Purchase price (net of fees and expenses): $99.260

9.	Offering price at close of first day on which any sales were made: $99.260

10.	Date of Purchase: 04/24/2015

11.	Date offering commenced: 04/24/2015

12.	Commission, spread or profit: 0.80%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: ZF NA Capital (ZFFNGR 4.75% April 29, 2025 144A), Cusip 98877DAC9

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $966,435

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $76,600,882

7.	Aggregate principal amount of offering: $1,485,300,000

8.	Purchase price (net of fees and expenses): $99.020

9.	Offering price at close of first day on which any sales were made: $99.020

10.	Date of Purchase: 04/24/2015

11.	Date offering commenced: 04/24/2015

12.	Commission, spread or profit: 0.80%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Micron Technology Inc (MU 5.25% January 15, 2024 144A), Cusip 595112BF9

3.	Underwriter from whom purchased: Morgan Stanley and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $448,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $15,039,000

7.	Aggregate principal amount of offering: $550,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/27/2015

11.	Date offering commenced: 04/27/2015

12.	Commission, spread or profit: 0.65%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Micron Technology Inc (MU 5.625% January 15, 2026 144A), Cusip 595112BG7

3.	Underwriter from whom purchased: Morgan Stanley and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $392,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,156,000

7.	Aggregate principal amount of offering: $450,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/27/2015

11.	Date offering commenced: 04/27/2015

12.	Commission, spread or profit: 0.65%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ahern Rentals Inc. (AHEREN 7.375% may 15, 2023 144A), Cusip 008674AH6

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $887,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $24,036,000

7.	Aggregate principal amount of offering: $550,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/30/2015

11.	Date offering commenced: 04/30/2015

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: June 30, 2015

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.875% May 1, 2027 144A), Cusip 1248EPBK8

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $172,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,956,000

7.	Aggregate principal amount of offering: $800,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 04/15/2015

11.	Date offering commenced: 04/15/2015

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: August 7, 2015